UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2015

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, Kinder Morgan, Inc. (“KMI”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 7, 2015. At the Annual Meeting, KMI stockholders approved, among other items: (1) the Kinder Morgan, Inc. 2015 Amended and Restated Stock Incentive Plan (the “2015 Stock Incentive Plan”); and (2) the Amended and Restated Annual Incentive Plan of Kinder Morgan, Inc. (the “2015 Annual Incentive Plan”).
2015 Stock Incentive Plan
KMI’s Board of Directors adopted the 2015 Stock Incentive Plan on January 21, 2015, subject to stockholder approval at the Annual Meeting, in order to amend and restate the Kinder Morgan, Inc. 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”). The 2015 Stock Incentive Plan amends and restates the 2011 Stock Incentive Plan to, among other things, increase the maximum number of shares available for grant under the 2015 Stock Incentive Plan by 18,000,000 shares to 33,000,000 shares, ensure the 2015 Stock Incentive Plan’s compliance with Section 162(m) of the Internal Revenue Code, and revise the definition of a “change in control.”
The 2015 Stock Incentive Plan provides for grants of stock options, restricted stock, restricted stock units, stock appreciation rights and other equity-based awards to KMI’s employees and consultants. The effective date of the 2015 Stock Incentive Plan is May 7, 2015. Awards previously granted under the 2011 Stock Incentive Plan will remain outstanding in accordance with their terms.
The 2015 Stock Incentive Plan added several performance criteria to which performance-based awards may be subject. It also revised the definition of a “change in control” to mean (i) the acquisition of securities representing 20% or more of KMI’s outstanding shares of common stock by any person other than Richard D. Kinder; (ii) a reorganization, merger or consolidation, or sale of all or substantially all of KMI’s assets, unless following such transaction (a) 50% or more of KMI’s outstanding shares of common stock (or the outstanding securities of the entity resulting from such transaction) is beneficially owned by substantially all of the persons who held such securities prior to such transaction, (b) no person, other than Mr. Kinder, one of KMI’s benefit plans or a person who beneficially owned 20% or more of KMI’s outstanding shares of common stock prior to such transaction, beneficially owns 20% or more of KMI’s outstanding shares of common stock following such transaction, and (c) at least a majority of KMI’s Board of Directors (or the governing body of the entity resulting from such transaction) were members of KMI’s “Incumbent Board” (as defined in the 2015 Stock Incentive Plan) at the time of the initial agreement or initial action by KMI’s Board of Directors providing for such transaction; (iii) the Incumbent Board ceases to constitute at least a majority of the Board then in office; or (iv) approval by KMI’s stockholders of a plan of liquidation.
A discussion of the 2015 Stock Incentive Plan is available under the heading “Item 2 - Approval of the 2015 Stock Incentive Plan” on pages 53-60 of KMI’s proxy statement filed with the Securities and Exchange Commission on March 27, 2015 (the “Proxy Statement”).
2015 Annual Incentive Plan
KMI’s Board of Directors adopted the 2015 Annual Incentive Plan on January 21, 2015, subject to stockholder approval at the Annual Meeting, in order to amend and restate the previous Annual Incentive Plan of Kinder Morgan Inc. (the “Old Plan”). The 2015 Annual Incentive Plan amends and restates the Old Plan to, among other things, ensure the 2015 Stock Incentive Plan’s compliance with Section 162(m) of the Internal Revenue Code, and revise the performance criteria and change-in-control definition to match those contained in the 2015 Stock Incentive Plan. The 2015 Annual Incentive Plan provides for the possible payment of annual cash bonuses to KMI’s executive officers and employees. The effective date of the 2015 Annual Incentive Plan is May 7, 2015.
A discussion of the 2015 Annual Incentive Plan is available under the heading “Item 3 - Approval of the 2015 Annual Incentive Plan” on pages 61-65 of the Proxy Statement.
Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting, a total of 1,947,760,685 shares of KMI’s common stock entitled to vote were present in person or represented by proxy at the meeting, constituting a quorum for the transaction of business.

At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of sixteen nominated directors to KMI’s Board of Directors; (2) a proposal to approve the 2015 Stock Incentive Plan, (3) a proposal to approve the 2015 Annual Incentive Plan, (4) a proposal to approve, on an advisory basis, the compensation of KMI’s named executive officers, (5) a proposal to ratify the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2015, (6) a proposal to amend and restate KMI’s certificate of incorporation, and (7) three proposals submitted by stockholders, which related to (a) a report on KMI’s response to climate change, (b) a report on methane emissions, and (c) an annual sustainability report. Final voting results are presented below.
Proposal One – Election of Directors

KMI stockholders elected sixteen directors, each to serve until KMI’s 2016 annual meeting or, if earlier, election and qualification of his or her successor.

Nominee	For	Withheld	Broker Non-Votes
Richard D. Kinder	1,427,523,497	27,590,860	492,646,284
Steven J. Kean	1,444,125,452	10,988,906	492,646,284
Ted A. Gardner	1,444,605,858	10,508,500	492,646,284
Anthony W. Hall, Jr.	1,443,507,539	11,606,818	492,646,284
Gary L. Hultquist	1,441,529,383	13,584,975	492,646,284
Ronald L. Kuehn, Jr.	1,444,025,050	11,089,088	492,646,284
Deborah A. Macdonald	1,441,105,394	14,008,963	492,646,284
Michael J. Miller	1,384,973,716	70,140,641	492,646,284
Michael C. Morgan	1,443,786,970	11,327,387	492,646,284
Arthur Reichstetter	1,444,833,740	10,280,618	492,646,284
Fayez Sarofim	1,441,035,022	14,079,336	492,646,284
C. Park Shaper	1,444,071,115	11,043,242	492,646,284
William A. Smith	1,442,891,471	12,222,886	492,646,284
Joel V. Staff	1,442,407,619	12,706,739	492,646,284
Robert F. Vagt	1,443,763,412	11,350,945	492,646,284
Perry M. Waughtal	1,443,360,985	11,753,372	492,646,284

Proposal Two – Amended and Restated Stock Incentive Plan

KMI stockholders approved the 2015 Stock Incentive Plan, as described above under Item 5.02.

For	Against	Abstain	Broker Non-Votes
1,419,749,637	30,011,216	5,353,547	492,646,284

Proposal Three – Amended and Restated Annual Incentive Plan

KMI stockholders approved the 2015 Annual Incentive Plan, as described above under Item 5.02.

For	Against	Abstain	Broker Non-Votes
1,423,930,454	25,491,779	5,692,089	492,646,284

Proposal Four – Advisory Vote on Executive Compensation

KMI stockholders approved, on an advisory basis, KMI’s compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
1,425,838,858	22,754,634	6,520,764	492,646,284

Proposal Five – Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2015.

For	Against	Abstain	Broker Non-Votes
1,927,840,396	15,332,292	4,587,989	0

Proposal Six – Amended and Restated Certificate of Incorporation

KMI stockholders approved an amendment and restatement of KMI’s Certificate of Incorporation.

For	Against	Abstain	Broker Non-Votes
1,442,225,725	3,700,778	9,187,898	492,646,284

Proposal Seven – Report on KMI’s Response to Climate Change

KMI stockholders did not approve the stockholder proposal relating to a report on KMI’s response to climate change.

For	Against	Abstain	Broker Non-Votes
282,126,908	985,366,983	187,618,080	492,646,284

Proposal Eight – Report on Methane Emissions

KMI stockholders did not approve the stockholder proposal relating to a report on methane emissions.

For	Against	Abstain	Broker Non-Votes
279,276,639	945,858,308	229,979,416	492,646,284

Proposal Nine – Annual Sustainability Report

KMI stockholders did not approve the stockholder proposal relating to an annual sustainability report.

For	Against	Abstain	Broker Non-Votes
375,627,301	855,171,906	224,312,763	492,646,284

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 13, 2015	By:	/s/ David R. DeVeau
David R. DeVeau Vice President

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